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                                                                   Exhibit 10.13



                         Dated the 30th day of May 2000







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                                    L E A S E

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                                                 SIMON C.W. YUNG & CO.,
                                                    Solicitors &c.,
                                                    21st Floor, Hing
                                                 Yip Commercial Centre,
                                                     Nos.272-284 Des
                                                  Voeux Road Central,
                                                     HONG KONG SAR.

                              Ref. : CON/PKH/991727

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                                     Factory

THIS LEASE is made the 30th day of May 2000

BETWEEN the Lessor whose name address registered office and description are more particularly described in the First Schedule hereto (hereinafter called "THE LESSOR" which expression shall where the context so admits include the person/company for the time being entitled to the reversion immediately expectant upon the term hereby created) of the one part and the Lessee whose name address registered office and description are more particularly described in the First Schedule hereto (hereinafter called "THE LESSEE" which expression shall where the context so admits include his successors in title) of the other part.

WITNESSETH as follows :

1.      DEMISED PREMISES/TERM/RENT

1.01 The Lessor demises unto the Lessee All That the Demised Premises more particularly described and set out in the Second Schedule hereto ("THE DEMISED PREMISES") And Together with right to use two car parking spaces as designated from time to time by the Lessor ("THE CAR PARKING SPACES") free of payment of rent save and except the rates and management fees (if any) And Together with the use in common with the Lessor and all others having the like right of the entrance staircases passages landings and lavatories (if any) of the building of which the Demised Premises form part more particularly described in the said Second Schedule ("THE BUILDING") in so far as the same are necessary for the proper use and enjoyment of the Demised Premises and the Car Parking Spaces (and except in so far as the Lessor may from time to time restrict such use) and together with the use in common with others of the lifts escalators and central air-conditioning, if any, (whenever the same shall be operating) TO HOLD the same unto the Lessee for the term of years as set out in the Third Schedule hereto Subject to the payment of the rent ("THE RENT") and in manner more particularly described and set out in the Third Schedule hereto And Subject to and with the benefit of the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.

2.      LESSEE`S COVENANTS

2.01    The Lessee hereby covenants with the Lessor as follows :-

   (a)  TO PAY RENT

        To pay the Rent on the days and in manner described and set out in the said Third Schedule.

   (b)  TO PAY AIR-CONDITIONING AND OTHER CHARGES

        To pay or discharge all air-conditioning (if any), maintenance or management fee or charges in respect of the Demised Premises and the Car Parking Spaces duly and in accordance with the provisions of the Deed of Mutual Covenant and Management Agreement (if any) of the Building.

   (c)  TO PAY RATES TAXES, ETC.

        To pay and discharge all rates taxes assessments duties charges impositions and outgoings of an annual or recurring nature now or hereafter to be assessed imposed or charged by the



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        Government of Hong Kong or other lawful authority upon the Demised
        Premises and the Car Parking Spaces or upon the owner or occupier thereof (Government rent and Property Tax (if any) and outgoings of a capital or non-recurring nature only (if any) excepted) Provided That all charges and outgoings in relation to the Lessee`s own installations shall be borne by the Lessee solely.

   (d)  TO PAY GAS, WATER AND ELECTRICITY CHARGES

        To pay and discharge all charges for gas water electricity and telephone rental and other outgoings now or at any time hereafter consumed by the Lessee and chargeable in respect of the Demised Premises and to make all necessary deposits therefor.

   (e)  USER

        Not to use the Demised Premises for any purpose other than for the purpose and under the name as described and set out in the said Third Schedule and not to use the Car Parking Spaces for other purposes except for parking of vehicles belonged to the Lessee.

   (f)  NOT TO USE DEMISED PREMISES AS SLEEPING QUARTERS OR DOMESTIC PREMISES

        Not to use or permit or suffer the Demised Premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force.

   (g)  NOT TO PERMIT ILLEGAL OR IMMORAL USE

        Not to use or permit or suffer the Demised Premises to be used for any illegal or immoral purpose or for any purpose which is in contravention of the covenants terms and conditions contained in the Government Lease or Conditions under which the Demised Premises are held from the Government and not to carry on any trade or business thereon which is now or may hereafter be declared to be an offensive trade under the Public Health & Urban Services Ordinance or any other Ordinances or Regulations and any enactment amending or substituting the same.

   (h)  TO KEEP INTERIOR ETC. IN REPAIR

        To keep all the interior of the Demised Premises including the flooring and interior plaster or other finishes or rendering to walls floors and ceilings and the Lessor`s fixtures therein including all doors windows installations/wiring/pipes/drains in the Demised Premises for the supply of water gas electricity and for sanitation (inclusive of basins sinks baths and sanitary conveniences) in good clean and tenantable repair and condition and properly preserved and painted and so to maintain the same at the expense of the Lessee and to deliver up the same to the Lessor at the expiration or sooner determination of the said term in like condition (fair wear and tear excepted).

   (i)  TO PROTECT INTERIOR FROM APPROACHING TYPHOONS

        To take all reasonable precautions to protect the interior of the Demised Premises against damage by storm or typhoon or the like.



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   (j)  TO REPAIR AND REPLACE ELECTRICAL WIRING ETC. WITHIN THE DEMISED PREMISES

        To repair or replace if so required by the appropriate supply company statutory undertaker or authority (as the case may be) under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder all electrical wiring installations and fittings within the Demised Premises from the Lessee`s meter or meters to and within the same.

   (k)  TO KEEP SANITARY AND WATER APPARATUS USED EXCLUSIVELY IN GOOD REPAIR

        To keep the sanitary and water apparatus used exclusively by the Lessee and his servants agents and licensees in good clean and tenantable repair and condition (fair wear and tear excepted) to the satisfaction of the Lessor and in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned.

   (l)  TO PERMIT LESSOR TO ENTER AND VIEW TO REPAIR, ETC.

        To permit the Lessor and all persons authorised by him at all reasonable times upon prior appointment except in case of emergency to enter and :-

   (i) view the state of repair of the Demised Premises, to take inventories of the fixtures therein, to carry out any works or repairs which may be required to be done, and during the last three months of the said term to show the Demised Premises to prospective tenants or purchasers Provided That the Lessor shall cause as little interference to the Lessee as reasonably possible; and

   (ii) carry out any works or repairs in respect of the Demised Premises in the Building Provided That in this connection the Lessor shall be responsible to make good all damage done to the Demised Premises.

   (m)  TO EXECUTE REPAIR ON RECEIPT OF NOTICE

        On receipt of any reasonable notice from the Lessor or his authorised representatives specifying any works or repairs which they require to be done and which are the responsibility of the Lessee within a reasonable times to put in hand and execute the same with all possible despatch and without any delay.

   (n) NOT TO ERECT INSTALL OR ALTER PARTITIONING FIXTURES ETC. WITHOUT LESSOR`S CONSENT

        Not without the previous written consent of the Lessor (which consent shall not be unreasonably withheld) to erect install or alter any fixtures partitioning or other erection or installation in the Demised Premises or any part thereof.

   (o)  TO REMOVE ILLEGAL STRUCTURES

        To remove at the cost of the Lessee any structure erections partitions and other alterations put up by the Lessee at any time during the said term if required by the Building Authority or other competent Government Departments where the same were or have been put up by



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        the Lessee with or without the consent of the Lessor to make good all damage caused by such removal. The Lessor shall not be responsible to the Lessee for any loss suffered by the Lessee in any way as a result of such renewal.

   (p)  NOT TO CUT INJURE OR MAIM WALLS, ETC.

        Not to cut maim injure drill into mark or deface or permit or suffer to be cut maimed injured drilled into marked or defaced any doors windows walls beams structural members or any part of the fabric of the Demised Premises nor any of the plumbing or sanitary apparatus or installations included therein without the previous consent of the Lessor which consent shall not be unreasonably withheld.

   (q)  NOT TO DRIVE NAILS ETC. INTO CEILINGS WALLS OR FLOORS

        Not to drive or insert or permit or suffer to be driven or inserted any nails screws hooks brackets or similar articles into the ceilings walls or floors of the Demised Premises without the previous consent of the Lessor which shall not be unreasonably withheld nor without the like consent to lay or use any floor covering which may damage the existing flooring.

   (r)  NOT TO DISPLAY SIGNS EXCEPT NAME ETC. IN PLACES PROVIDED

        Not to affix or display or permit or suffer to be affixed or displayed outside the Demised Premises any signboard sign decoration or other device whether illuminated or not which may be visible from outside the Demised Premises save that :-

   (i) the Lessee shall be entitled at his own expense in display his name exhibited in English and Chinese in such form or lettering or characters to be approved by the Lessor on the Directory Boards (if the same are provided in the Building).

   (ii) the Lessee shall be entitled at his own expense to have his name painted or affixed in plain lettering and characters to be approved by the Lessor on the Lessee`s entrance door or doors.

        If the Lessee carries on business under a name other than his own name, he shall notify the Lessor of the name under which his business is carried on and shall be entitled to have that name displayed painted or affixed as aforesaid but the Lessee shall not be entitled to change the business name without the previous written consent of the Lessor which the Lessor may give or withhold at his discretion and without prejudice to the foregoing, the Lessor may, in connection with any application for consent under this Clause, require the Lessee to produce such evidence as he may think fit to show that no breach of Clause 2(al) has taken place or is about to take place.

   (s)  NO HANGING IN COMMON PARTS

        Not to use or cause or permit the use of the corridors staircases or other common passages of the Building for the purpose of drying laundry or hanging or placing or storing any article or thing thereon or therein and not to permit the Lessee`s agents servants employees guests invitees to use the same for loitering or eating.

   (t)  NOT TO ENCUMBER OR OBSTRUCT PASSAGES AND COMMON AREAS, ETC.



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        Not to encumber or obstruct or permit to be encumbered or obstructed with any box packaging or other obstruction of any kind or nature any of the entrance staircases landings passages lifts lobbies or other parts of the Building in common use and not to leave rubbish or any other article or thing in any part of the Building not in the exclusive occupation of the Lessee.

   (u)  NOT TO LAY WIRING OR CABLES ETC. IN THE PUBLIC AREAS

        Not to lay install affix or attach any wiring cables or other articles or things in or upon any of the entrances staircases landings passageways lobbies or public area.

   (v)  NO SUPPORTS ETC. ERECTED ON EXTERIOR WALLS

        Not to install or affix or erect any supports or any iron brackets or venetian blinds or sun blinds of any description to or on any part of the exterior walls of the Building for any purpose including the installation of air-conditioners without prior written approval of the Lessor.

   (w)  NO OPENINGS ON EXTERIOR WALL

        Not to make any openings on any part of the exterior walls of the Building.

   (x)  NO SHELTERS ON FLAT ROOFS, ETC.

        Not to erect any shelters or coverings on any part of the flat-roofs or roof of the Building.

   (y)  NO WIRING FROM WINDOW

        Not to erect or hang any wire or aerial wiring from the windows or outside the exterior walls of the Building.

   (z)  NOT TO OVERLOAD

        Not to store or place any goods machinery or other things on or in any part of the Demised Premises which impose a loading exceeding 150 lbs. per square foot.

   (aa) COMPLYING WITH GOVERNMENT REGULATIONS

        All machinery placed on or affixed to the Demised Premises must be cushioned and the number of workers working or staying in the Demised Premises must be restricted in accordance with Government Regulations.

   (ab) NOT TO INSTALL FURNITURE, ETC. WITHOUT PRIOR GOVERNMENT PERMISSION

        Not to install any furnace boiler or other plant or equipment in the Demised Premises or use any fuel that might in any circumstances produce smoke without first obtaining permission in writing from the Commissioner of Labour Provided That such installation or user shall not amount to a breach of any covenants terms and conditions in the Government Lease or Conditions or the Deed of Mutual Covenant and the Management Agreement (if any) of the Building.



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   (ac) FIRE-FIGHTING EQUIPMENT

        All fire-fighting equipment (if any) installed in the Demised Premises shall be and remain the property of the Lessor and the Lessee shall take due care thereof and in particular the Lessee shall not allow such equipment to be moved to any other position. The Lessee shall further pay the annual charge or fees of all the fire-fighting equipment installed in the Demised Premises.

   (ad) TO ELIMINATE AND REDUCE VIBRATION AND DUMPING PRODUCED BY MACHINERIES

        The Lessee shall mount and equip his machinery particularly machinery with horizontal reciprocating action and every part thereof with anti-vibration absorbers and anti-dumping absorbers of such types and designs as first approved of in writing by the Lessor`s architect and shall comply with all directions or orders of the Lessor for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the Demised Premises.

   (ae) NOT TO ALTER SMOKE LOBBY DOORS

        Not to alter the position of the smoke lobby doors or to make any additions to such doors.

   (af) NOT TO OVERLOAD LIFTS

        Not to overload the lifts in the Building in excess of their maximum capacity and to be responsible for any damage caused by any breach hereof.

   (ag) NOT TO PREPARE FOOD OR PERMIT ODOURS

        Not to prepare or permit or suffer to be prepared any food in the Demised Premises or to cause or permit any offensive or unusual odours to be produced upon permeate through or emanate from the Demised Premises.

   (ah) NOT TO PRODUCE MUSIC OR NOISE AUDIBLE OUTSIDE

        Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing reproducing receiving or recording sound) so as to cause a nuisance to other users of the Building and where music is to be regularly played to install at the Lessee`s cost or expense and to the satisfaction of the Lessor adequate sound proving or insulation devices in the Demised Premises.

   (ai) NOT TO PERMIT ANY NUISANCE OR ANNOYANCE

        Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Lessor or to the tenants or occupiers of the other premises in the Building or in any adjoining or neighbouring building.

   (aj) NOT TO KEEP ITEMS OF COMBUSTIBLE OR HAZARDOUS GOODS



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        Not to keep or store or permit or suffer to be kept or stored in the
        Demised Premises any arms ammunition gun-powder salt-petre kerosene or other explosive or combustible substance or otherwise unlawful or dangerous or hazardous goods.

   (ak) NOT TO KEEP ANIMALS OR PETS AND TO PREVENT INFECTION

        Not to keep or permit or suffer to be kept any animals or pets inside the Demised Premises and to take all such steps and precautions to the satisfaction of the Lessor to prevent the Demised Premises or any part thereof from becoming infested by termites rates mice roaches or any other pests or vermin.

   (al) NOT TO ASSIGN UNDERLET, ETC.

        Not to assign underlet part with possession of or transfer the Demised Premises and/or the Car Parking Spaces or any part thereof or any interest therein nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Lease obtains the use possession occupation or enjoyment of the Demised Premises and/or the Car Parking Spaces or any part thereof irrespective of whether any rental or other consideration is given therefor. The demise shall be personal to the Lessee named in this Lease and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing be deemed to be breaches of this Clause :-

  (i) in the case of a Lessee which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

  (ii) in the case of a Lessee who is an individual (including a sole surviving partner or a partnership Lessee) the death insanity or other disability of that individual to the intent that no right to use possess occupy or enjoy the Demised Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

  (iii) in the case of a corporation any reconstruction amalgamation merger or voluntary liquidation or any change in shareholding or in the control of ultimate beneficial ownership.

   (iv) the giving by the Lessee of a Power of Attorney or similar authority whereby the donee of the power obtains the right to use possess occupy or enjoy the Demised Premises or any part thereof or does in fact use possess occupy or enjoy the same.

   (am) NOT TO BREACH GOVERNMENT LEASE OR CAUSE INSURANCE TO BE VOIDED OR PREMIUM INCREASED

        Not to do or permit or suffer to be done any act deed matter or thing whatsoever which amounts to a breach of any of the covenants terms and conditions under which the land on which the Building stands is held from the Government or whereby any insurance on the Building against loss or damage by fire and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided That if as the result of any act deed matter or thing done permitted or suffered by the Lessee the premium on any such policy of insurance shall be increased the Lessor shall be entitled at his option either to terminate this demise or to continue the same upon payment by the Lessee of the additional premium and upon such other terms and conditions as the Lessor may at his discretion think fit to impose.



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   (an) TO COMPLY WITH DEED OF MUTUAL COVENANT AND ORDINANCES, ETC.

        To obey and comply with and to indemnify the Lessor against the breach of the Deed of Mutual Covenant and Management Agreement (if any) of the Building and all ordinances regulations by-laws rules and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Lessee`s business on the Demised Premises or to any other acts deeds matters or things done permitted suffered or omitted therein or thereon by the Lessee or any employee agent or licensee of the Lessee.

   (ao) TO MAKE GOOD DAMAGE TO BUILDING

        To make good at the expenses of the Lessee any portion of the Building which may be damaged through any omission act or default of the Lessee or of any of his servants visitors or through the escape of water fire smoke or fumes from or explosion in the Demised Premises.

   (ap) TO REIMBURSE LESSOR FOR WORK DONE

        To reimburse the Lessor for the costs of any work which the Lessee is liable to perform hereunder and has defaulted in performing the same including but not limited to all reasonable costs incurred by the Lessor in cleansing or clearing any of the drains pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Lessee or any employee agent or licensee of the Lessee.

   (aq) TO BE RESPONSIBLE FOR LOSS OR DAMAGE CAUSED BY INTERIOR DEFECTS

        To be wholly responsible for any loss damage or injury caused to any other person whom-soever directly or indirectly through the defective or damaged condition of any part of the interior of the Demised Premises save and except where such loss damage or injury arises through the breach or non-observance or non-performance by the Lessor of the Lessor`s covenants or through the neglect or lack of proper skill on the part of the Lessor or any employee contractor or agent of the Lessor and Subject as aforesaid to make good the same by payment or otherwise and to indemnify the Lessor against all actions proceedings claims and demands made upon the Lessor in respect of any such loss damage or injury and all costs and expenses incidental thereto.

   (ar) TO BE RESPONSIBLE FOR CONTRACTORS SERVANTS AGENTS AND LICENSEES

        To be responsible to the Lessor for the acts neglects and defaults of all contractors servants agents and licensees of the Lessee as if they were the acts neglects and defaults of the Lessee himself and for the purposes of this Lease "LICENSEE" shall include any person present in using or visiting the Demised Premises with the consent of the Lessee express or implied.

   (as) TO NOTIFY LESSOR OF ACCIDENTS AND DEFECTS IN FITTINGS AND FIXTURES

        To notify the Lessor of any accidents to or defects in the water pipes gas pipes electrical



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        wire or fittings or other facilities provided by the Lessor in the
        Demised Premises whether or not the Lessee is liable hereunder for the repair of the same upon the same coming to the knowledge of the Lessee.

   (at) TO REMOVE REFUSE TO A PLACE SPECIFIED BY LESSOR

        To remove each day from the Demised Premises all refuse and rubbish to such spot as shall be specified by the Lessor from time to time and subject to such reasonable rules and regulations as the Lessor may from time to time determine.

   (au) RE-INSTATE DEMISED PREMISES

        Unless the Lessor otherwise agrees in writing to re-instate and restore the Demised Premises to their original condition and to make good all damage caused or occasioned by the erection and removal of alterations partitions or other erections.

   (av) TO YIELD UP AT THE END OF THE TERM

        Quietly to yield up the Demised Premises together with all fixtures fittings and additions therein and thereto which the Lessor agrees to retain and the Car Parking Spaces at the expiration or sooner determination of this demise in good clean and tenantable repair and condition (fair wear and tear excepted).

3.      LESSOR`S COVENANTS

3.01    The Lessor hereby covenants with the Lessee as follows :-

   (a)  TO PAY GOVERNMENT RENT ETC.

        That the Lessor will pay the Government rent payable in respect of the Demised Premises and the Car Parking Spaces and the Property Tax (if any) payable in respect of the Demised Premises and any expenses of a capital or non-recurring nature Provided That all charges and outgoings in relation to the Lessee`s own installations shall be borne by the Lessee solely.

   (b)  THE LESSEE SHALL HAVE QUIET ENJOYMENT

        That the Lessee paying the Rent and management fees and maintenance charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the covenants agreements stipulations and conditions herein contained and on the Lessee`s part to be observed and performed shall peaceably hold and enjoy the Demised Premises and the Car Parking Spaces during the said term without any interruption by the Lessor or any person lawfully claiming under or in trust for the Lessor.

   (c)  TO KEEP IN REPAIR THE OUTSIDE MAIN WALLS AND ROOF, ETC.

        To keep the outside main walls structure foundations and roof of the Building and the lift entrance hall corridor passages staircases and the convenience (if any) intended for the common use of the occupants at all times in complete repair (including drains gutters and external pipes) in accordance with the relevant provisions of the Deed of Mutual Covenant and/or the Management Agreement (if any).



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4.      It is hereby further expressly agreed and declared as follows :-

   (a)  OTHER PROVISIONS LESSOR`S RIGHT OF RE-ENTRY

        If the Rent and/or air-conditioning charges and/or management fees and maintenance charges and/or rates and/or other charges hereby covenanted to be paid or any part thereof shall be unpaid for seven days after the same shall become payable (whether legally or formally demanded or not) or if the Lessee shall fail or neglect to observe or perform any of the covenants agreements stipulations or conditions herein contained and on the Lessee`s part to be observed and performed or if the Lessee shall become bankrupt or being a corporation shall go into liquidation (save for the purposes of amalgamation or reconstruction) or if any petition shall be filed for winding up of the Lessee or if the Lessee otherwise becomes insolvent or makes any composition or arrangement with creditors or shall suffer any execution to be levied on the Demised Premises and the Car Parking Spaces or otherwise on the Lessee's goods then and in any such case it shall be lawful for the Lessor at any time thereafter to re-enter the Demised Premises and the Car Parking Spaces or any part thereof in the name of the whole whereupon this demise shall absolutely cease and determine but without prejudice to any right of action by the Lessor in respect of any outstanding breach or non-observance or non-performance of any of the covenants agreements stipulations and conditions herein contained and on the Lessee`s part to be observed and performed and to the Lessor's right to deduct all loss and damage thereby incurred from the deposit paid by the Lessee in accordance with Clause 5 hereof.

   (b)  WRITTEN NOTICE SUFFICIENT EXERCISE OF RIGHT

        A written notice served by the Lessor on the Lessee in manner hereinafter mentioned to the effect that the Lessor thereby exercises the power of re-entry herein contained shall be full and sufficient exercise of such power without actual entry on the part of the Lessor.

   (c)  ACCEPTANCE OF RENT NOT WAIVER OF BREACH OF COVENANT

        Acceptance of Rent (or management fees) by the Lessor shall not be deemed to operate as waiver by the Lessor of any right to proceed against the Lessee in respect of any breach non-observance or non-performance by the Lessee of any of the covenants agreements stipulations and conditions herein contained and on the Lessee`s part to be observed and performed.

   (d) LESSOR NOT LIABLE FOR OVERFLOW OF WATER/LESSEE TO INDEMNIFY LESSOR AGAINST CERTAIN CLAIMS

        The Lessor shall not be under any liability to the Lessee or to any other person whomsoever in respect of any loss or damage to person or property sustained by the Lessee or any such other person caused by or through or in any way owing to the overflow of water from any where within the Building save and except where such loss or damage to person or property arises through the breach or non-observance or non-performance by the Lessor of the Lessor`s covenants or through the neglect or lack of proper skill on the part of the Lessor or any employee contractor or agent of the Lessor. Subject as aforesaid, the Lessee shall fully and effectually indemnify the Lessor from and against all claims and demands made against the Lessor by any person in respect of any loss damage or injury caused by or through or in any way owing to the overflow of water from the Demised Premises or to the neglect or



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        default of the Lessee his servants or agents or interior of the Demised
        Premises or any fixtures or fittings for the repair of which the Lessee is responsible hereunder and against all costs and expenses incurred by the Lessor in respect of any such claim or demand.

   (e)  NO ADVANCE PAYMENT OF RENT

        No advance payment of Rent has been paid to the Lessor except in pursuance to Clause 1 hereof.

   (f)  LESSOR NOT LIABLE FOR BREAKDOWN IN AIR-CONDITIONING OR LIFTS

        The Lessor shall not in any circumstances be liable to the Lessee for any defect in or failure or breakdown of electricity gas or water supply lifts services or air-conditioning system nor shall the Rent or management fees and maintenance charges abate or cease to be payable on account thereof.

   (g)  SUSPENSION OR ABATEMENT OF RENT IN CASE OF FIRE, ETC.

        If the Demised Premises and the Car Parking Spaces or the Building or any part thereof shall at any time during the demise rendered be inaccessible or so destroyed or damaged owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Lessor as to render the Demised Premises and the Car Parking Spaces unfit for habitation and use and the policy or policies of insurance effected by the Lessor shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Lessee or if at any time during the continuance of this demise the Demised Premises and the Car Parking Spaces or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Demised Premises and the Car Parking Spaces or the Building then the Rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall after the expiration of the then current month be suspended and ceased until the Demised Premises and the Car Parking Spaces or the Building shall again be rendered accessible or fit for habitation and use (as the case may be) Provided That should the Demised Premises and the Car Parking Spaces or the Building not have been reinstated in the meantime either the Lessor or the Lessee may at any time after three months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present demise and thereupon the same and everything herein contained shall determine as from the date of the occurrence of such destruction or damage or order of the Demised Premises and the Car Parking Spaces or of the Building becoming inaccessible but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the covenants agreements stipulations terms and conditions herein contained or of the Lessor in respect of the Rent and management fees and other charges payable hereunder prior to the coming into effect of the suspension.

   (h) FOR THE PURPOSE OF DISTRAINT RENT IN ARREARS IF NOT PAID IN ADVANCE ON DUE DATE

        For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance Cap.7 and of these presents the Rent and management fees and other charges payable in respect of the Demised Premises and the Car Parking Spaces shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs and expenses for and incidental to any distraint shall be paid by the Lessee and is recoverable from him as a debt on a full indemnity basis. For the purpose of distraint and these presents, any outstanding management fees payable in respect of the Demised Premises and the Car Parking Spaces shall be deemed to be arrears of rent.

   (i)  NO WAIVER BY LESSOR

        No condoning excusing or waiving by the Lessor of any default breach or non-observance or non-performance by the Lessee at any time or times of any of the Lessee`s obligations herein contained shall operate as a waiver of the Lessor's rights hereunder in respect of any continuing or subsequent default breach or non-performance or non-observance or so as to defeat or affect in any way the rights and remedies of the Lessor hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Lessor shall be inferred from or implied by anything done or omitted by the Lessor unless expressed in writing and signed by the Lessor. Any consent given by the Lessor shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity or obtaining the specific written consent of the Lessor in the future unless expressly so provided.

   (j)  LESSOR CAN EXHIBIT LETTING NOTICES DURING LAST THREE MONTHS OF TERM

        During the three months immediately preceding the expiration of the said term, the Lessor shall be at liberty to affix and maintain without interference upon any external part of the Demised Premises and/or the Car Parking Spaces a notice stating that the Demised Premises and/or the Car Parking Spaces are to be let and such other information in connection therewith as the Lessor shall reasonably require and the Lessor shall be at liberty with prior arrangement with the Lessee to show the Demised Premises to prospective tenants.

   (k)  LESSOR IS ENTITLED TO CHANGE THE NAME OF THE BUILDING

        The Lessor shall at any time during the said term be entitled to change the name of the Building on giving reasonable notice to the Lessee and in respect thereof the Lessor shall not be liable in damages to the Lessee or be made a party to any other proceedings or for costs of expenses of whatsoever nature incurred by the Lessee as a result of such change.

   (l)  NO WARRANTY AS TO USER

        The Lessor does not warrant that the Demised Premises and the Car Parking Spaces are suitable for any particular purpose.

   (m)  SERVICE OF NOTICE

        Any notice required to be served hereunder shall if to be served on the Lessee be sufficiently served if addressed to the Lessee and sent by prepaid post to or delivered at the Demised Premises or the Lessee`s registered office or last known place of business or residence in Hong Kong and if to be served on the Lessor shall be sufficiently served if addressed to the Lessor and sent by prepaid post to or delivered to the Lessor's registered office or address as shown in this Agreement.

   (n)  STAMP DUTY AND COSTS

        All the costs of and incidental to the preparation completion and registration of this Lease and the stamp duty, registration fee and other disbursements on this Lease shall be borne by the parties herein in equal shares.

5. (a)  LESSEE`S DEPOSIT

        The Lessee shall on the execution hereof deposit and maintain with the Lessor a deposit of the amount as set out in the Third Schedule hereto (HK$156,406.00 being part of the deposit deposited under a Tenancy Agreement in respect of the Demised Premises dated the 28th July 1997 and made between the parties hereto shall be transferred to this Lease as a deposit and the balance thereof in the sum of HK$17,379.00 shall be refunded by the Lessor to the Lessee upon the signing hereof) to secure the due observance and performance by the Lessee of the covenants agreements stipulations and conditions herein contained and on the Lessee`s part to be observed and performed. The said deposit shall be retained by the Lessor throughout the said term free of any interest to the Lessee and in the event of any breach or non-observance or non-performance by the Lessee of any of the said covenants agreements stipulations or conditions aforesaid, the Lessor shall be entitled to terminate this demise and to forfeit the said deposit by way of liquidated damages without prejudice to the Lessor's right to claim against the Lessee for further damages suffered by the Lessor as a result of the Lessee`s breach of this Lease. Notwithstanding the foregoing, the Lessor may in any such event at his option elect nor to terminate this demise and forfeit the deposit but to deduct therefrom the amount of any monetary loss incurred by the Lessor in consequence of the breach non-observance or non-performance by the Lessee in which event the Lessee shall as a condition precedent to the continuation of the demise deposit with the Lessor the amount so deducted and if the Lessee shall fail so to do the Lessor shall forthwith be entitled to re-enter the Demised Premises and the Car Parking Spaces and to determine this demise and forfeit the deposit as hereinbefore provided.

   (b)  REPAYMENT OF DEPOSIT

        Subject as aforesaid, the said deposit shall be refunded to the Lessee by the Lessor without interest within thirty days after the expiration or sooner determination of this demise and the delivery of vacant possession to the Lessor or within thirty days of the settlement of the last outstanding claim by the Lessor against the Lessee in respect of any breach non-observance or non-performance of any of the covenants agreements stipulations or conditions herein contained and on the part of the Lessee to be observed and performed whichever is the later.

   (c)  TRANSFER OF DEPOSIT

        In the event that the Lessor shall assign its reversionary interest in the Demised Premises, the Lessee shall agree to the Lessor transferring the said deposit to the assignee and shall waive its right to recover the said deposit from the Lessor upon receipt of a written notice from the Lessor that such transfer has been effected.

6.      COOLING TOWERS

6.01 It is hereby agreed by and between the parties hereto that in the event of any competent authorities of the Government of Hong Kong serving notice on the Lessor or the Lessee ordering to remove the cooling tower(s) which was/were erected by the Lessee at the external walls of the Building, the Lessee shall forthwith remove the same at its own costs and expenses and at the like expenses reinstate the external walls to the condition as at the date(s) of the said cooling tower(s) was/were erected and the Lessee shall indemnify the Lessor for all loss and damages which the Lessor has suffered or may suffer as a result of such removal and reinstatement. The Lessor will in such event grant a licence to the Lessee to use 2 areas of 11' x 11' each on the roof of the Building to install 2-100 tons (RT) cooling tower(s) (weight 1500 kg. each) such areas shall be designated by the Lessor Provided That subject to compliance by the Lessor with Clause 6.02 :-

   (a) the Lessee shall ensure that the installation of the said cooling towers shall not cause damage to the Building.

   (b) the Lessee shall be responsible for all expenses for the repair and maintenance of the said cooling towers and the said areas to the satisfaction of the Lessor.

   (c) such installation shall not be in breach of any ordinances or regulations of Hong Kong; and

   (d) at the expiration or sooner determination of the demise the Lessee shall at its own cost and expense remove the said cooling towers and at like cost and expense reinstate the said areas to their original condition to the satisfaction of the Lessor.

6.02 The Lessor shall ensure that the Building is at all times constructed and/or reinforced so as to be able safely to carry the said cooling towers and to be in compliance with all loading requirements of any ordinances or regulations of Hong Kong in relation to the installation of the cooling towers.

7.      LAWS

7.01 This Lease shall be construed and take effect in accordance with Hong Kong Law.

8.      HEADING NOTES

8.01 The heading notes are intended for guidance only and do not form part of this Lease nor shall any of the provisions in this Lease be construed or interpreted by reference thereto or in any way affected or limited thereby.



                      THE FIRST SCHEDULE ABOVE REFERRED TO

LESSOR : JING WAH GARMENTS MANUFACTORY COMPANY LIMITED () whose registered office is situate at 8th Floor, Jing Wah Building, 10 Sam Chuk Street, San Po Kong, Kowloon, Hong Kong.

LESSEE : TELCOM SEMICONDUCTOR HONG KONG LIMITED () whose registered office is situate at Ground Floor, Jing Wah Industrial Building, 10 Sam Chuk Street, Sanpokong, Kowloon, Hong Kong.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

DEMISED PREMISES :       ALL THOSE UNITS B and C on the GROUND FLOOR, the whole
                         of the FIRST FLOOR, the whole of the SECOND FLOOR, UNIT
                         A on the FIFTH FLOOR and UNIT A on the SEVENTH FLOOR of
                         NO.10 SAM CHUK STREET Kowloon Hong Kong erected on NEW
                         KOWLOON INLAND LOT NO.4437.



                   THE THIRD SCHEDULE ABOVE ABOVE REFERRED TO

TERM      :              For the term of FIVE YEARS commencing on the 11th day
                         of July 2000 and expiring on 10th day of July 2005
                         (both days inclusive).

RENT      :              HK$156,406.00 (apportionment of which is set out
                         hereunder) per calendar month (exclusive of rates) payable in advance clear of all deductions on the 11th day of each and every calendar month. The first payment to be made on the 11th day of July 2000.

                Premises                     Area                  Monthly Rent
                --------                     ----                  ------------
           Unit B on Ground Floor         3,600 sq. ft.            HK$30,780.00
           Unit C on Ground Floor         50 sq. ft.               HK$ 4,050.00
           The whole of 1st Floor         10,000 sq. ft.           HK$40,500.00
           The whole of 2nd Floor         10,000 sq. ft.           HK$40,500.00
           Unit A on 5th Floor            5,769 sq. ft.            HK$23,364.00
           Unit A on 7th Floor            4,250 sq. ft.            HK$17,212.00

USER       :             As factory use under the name of Lessee.

DEPOSIT    :             HK$156,406.00.

IN WITNESS the parties hereto have duly executed this Lease the day and year first above written.

SEALED with the Common Seal of      )
the Lessor and SIGNED by            )       Chan Jing & Chan Kwok Wing, two of
                                    )       its directors
in the presence of :-               )

Herny T.T. Chiu
Solicitor Hong Kong SAR
Messrs. Simon C.W. Yung & Co.


SEALED with the Common Seal of      )
the Lessee and SIGNED by            )       Wang Shi Hsiong
                                    )       Vice President Asia Operations
                                    )
in the presence of :-               )

Louis Wong, Financial  Controller



               RECEIVED on the day and year first above written of and from the Lessor being refund of balance of deposit in the sum of HK$17,379.00.



                                        ----------------------------------------
                                                      the Lessee